EXHIBIT 10.1

AMENDMENT NO. 1 TO THE

DATA STORAGE CORPORATION

2021 STOCK INCENTIVE PLAN,

AS AMENDED AND RESTATED

Dated: June 20, 2024

WHEREAS, the Board of Directors (the “Board”) of Data Storage Corporation (the “Company”) heretofore established the Data Storage Corporation 2021 Stock Incentive Plan, as amended and restated (the “Plan”); and

WHEREAS, the Board desires to amend the Plan to increase the maximum number of shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company available for grants of Awards thereunder, as of the date of this amendment, by an additional 1,000,000 shares of Common Stock to 2,075,000 shares of Common Stock; and

WHEREAS, pursuant to Section 17.2 of the Plan, the Board has the right to amend the Plan with respect to certain matters, provided that any material increase in the number of shares available under the Plan shall be subject to stockholder approval; and

WHEREAS, the Board has approved and authorized this Amendment No. 1 to the Plan and has recommended that the stockholders of the Company approve this Amendment No. 1;

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended, subject to and effective as of the date of stockholder approval hereof, in the following particulars:

1.       Subject to approval of the Company’s stockholders, Section 4.1(a) of the Plan is hereby amended and restated in its entirety as follows:

 “(a) Subject to adjustment pursuant to Section 4.3 hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be 2,075,000 shares (the “Initial Limit”), all of which may, but need not, be issued in respect of Incentive Stock Options.”

2.       Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan as amended shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 as evidence of its adoption by the Board on the date set forth above.

DATA STORAGE CORPORATION

By:	/s/ Charles M. Piluso
Name:	Charles M. Piluso
Title:	Chief Executive Officer